SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

Check the appropriate box:

[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d) (2)).

X	Definitive information statement

Delaware Group® Equity Funds IV

(Name of Registrant as Specified in Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Date filed:

DELAWARE GROUP® EQUITY FUNDS IV

DELAWARE HEALTHCARE FUND

DELAWARE SMALL CAP GROWTH FUND

DELAWARE SMID CAP GROWTH FUND

2005 Market Street
Philadelphia, PA 19103-7094

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Delaware Group® Equity Funds IV (the “Trust”) to inform shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements. The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about May 30, 2019 to shareholders of record of each Fund as of May 1, 2019 (the “Record Date”). The Joint Information Statement is being made available on the Funds’ website at delawarefunds.com/ literature on or about May 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

INTRODUCTION

The Manager is the investment manager to each series of the Trust, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trust, and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”). The SEC Order exempts the Manager, the Trust and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trust without shareholder approval. The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, the Board, including a majority of the Trustees who are not “interested persons” of the Trust or of the Manager (the “Independent Trustees”), approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to provide certain sub-advisory services to the Funds (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). MIMGL and MFMHKL are affiliates of the Manager. The sub-advisory agreements between each of MIMGL and MFMHKL, and DMC, on behalf of the Funds (the “Sub-Advisory Agreements”) are described in further detail below.

The Trust and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that, within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMGL and MFMHKL and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 2005 Market Street, Philadelphia, PA 19103-7094, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated Jan. 4, 2010 between the Trust and the Manager (the “Management Agreement”). The Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting on Aug. 16, 2018. The Trust employs the Manager to generally manage the investment and reinvestment of the assets of the Funds. In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the Management Agreement, the Trust will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trust who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year for each of the Funds, the Funds paid investment management fees to the Manager as described in Exhibit B.

The key executives and each trustee of the Manager and their principal occupations are: Shawn K. Lytle, Chief Executive Officer and President; Roger A. Early, Trustee/Executive Director, Head of Fixed Income–America; David F. Connor, Trustee and Senior Vice President/ General Counsel/Secretary; Richard Salus, Global Head of Fund Administration/Trustee; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer; and Dominic B. Janssens, Global Chief Operations Officer. The address of each person listed is 2005 Market Street, Philadelphia, PA 19103-7094.

THE NEW SUB-ADVISORS

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMGL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek quantitative support from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMGL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMGL and the Manager is dated May 20, 2019.

MIMGL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Megan Aubrey	Director
Brett Lewthwaite	Director
Grant Stephens	Director
Bruce Terry	Director
Nicholas Allton	Chief Legal Officer
Kean Lim	Chief Compliance Officer
Rajiv Gohil	Director

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MFMHKL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager. The Manager has entered into a separate sub-advisory agreement with MFMHKL and compensates MFMHKL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MFMHKL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MFMHKL and the Manager is dated May 20, 2019.

MFMHKL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MFMHKL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFMHKL, is Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong:

Name	Position
John Bugg	Director
John Austin	Chief Compliance Officer
Jennifer Oswald	Legal Entity Controller
Nicholas Bird	Director
Wei Cheong	Director
Bastiaan Van Buuren	Director

APPROVAL OF APPOINTMENT OF MIMGL AND MFMHKL AS SUB-ADVISORS TO THE FUNDS

The Sub-Advisory Agreements were approved by the Board. Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMGL and MFMHKL agree to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The Sub-Advisory Agreements provide that the fees are set at zero (0).

The Sub-Advisory Agreements may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MIMGL and/or MFMHKL; (ii) the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, with written notice to MIMGL and/or MFMHKL; or (iii) MIMGL or MFMHKL with written notice to the Manager and the Trust, each on not less than 60 days’ notice to the required parties.

The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of MIMGL or MFMHKL, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Funds.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

At a meeting held on May 16-17, 2018, the Board, including the Independent Trustees, approved the Sub-Advisory Agreements between DMC and each of MIMGL and MFMHKL for the Funds.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMGL and MFMHKL, including its personnel, operations, and financial condition, which had been provided by MIMGL and MFMHKL, respectively. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMGL and MFMHKL; information concerning MIMGL’s and MFMHKL’s organizational structure and the experience of their key investment management personnel; copies of MIMGL’s and MFMHKL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL and MFMHKL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by the Manager in connection with the approval of the Sub-Advisory Agreements were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMGL and MFMHKL each would provide as a Sub-Advisor to the Funds. The Board considered the investment process to be employed by MIMGL and MFMHKL in connection with DMC’s collaboration with MIMGL and MFMHKL in managing the Funds, and the qualifications and experience of MIMGL and MFMHKL’s equity teams with regard to implementing the Funds’ investment mandate. The Board considered MIMGL and MFMHKL’s organization, personnel, and operations. The Board also considered the Manager’s review and recommendation process with respect to MIMGL and MFMHKL, and the Manager’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMGL and MFMHKL to the Funds. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMGL and MFMHKL, as well as MIMGL and MFMHKL’s ability to render such services based on its experience, organization and resources, were appropriate for the Funds, in light of the Funds’ investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by the Sub-Advisors, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to the additional quantitative investment resources and related technology support of MIMGL and MFMHKL.

Sub-advisory fees. The Board considered that DMC would not pay MIMGL and MFMHKL fees in conjunction with the services that would be rendered to the sub-advised Funds. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the Manager and Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMGL and MFMHKL would provide trade execution support, but that DMC’s portfolio managers for the Funds would retain portfolio management discretion over the Funds.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Funds increased, as applicable. The Board also considered that DMC and its affiliates may benefit by marketing a global approach to the portfolio management of its equity investment strategies.

GENERAL INFORMATION

Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares of the Funds under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trust’s shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data. DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to any affiliated broker.

Shares Outstanding

The table in Exhibit C shows as of the Record Date, as to each of the Funds, the number of shares outstanding.

Record of Beneficial Ownership

As of April 30, 2019, the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of shares of each Fund other than those listed on Exhibit D. As of April 30, 2019, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund, except for Class A shares of Delaware Healthcare Fund, in which they owned 13.96% of the outstanding shares.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary. or calling the Delaware Funds by Macquarie Service Center at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

EXHIBIT A

As compensation for services rendered under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund	Management Fee (annual rate
as a percentage of average daily
net assets)
Delaware Healthcare Fund	0.85% on the first $500 million
0.80% on the next $500 million
0.75% on the next $1.5 billion
0.70% on assets in excess of $2.5 billion

Delaware Small Cap	0.75% on the first $500 million
Growth Fund	0.70% on the next $500 million
0.65% on the next $1.5 billion
0.60% on assets in excess of $2.5 billion

Delaware Smid Cap	0.75% on the first $500 million
Growth Fund	0.70% on the next $500 million
0.65% on the next $1.5 billion
0.60% on assets in excess of $2.5 billion

EXHIBIT B

During the fiscal year indicated, the Funds paid the following investment management fees to the Manager:

Fund	Fiscal Year End	Management Fees Paid
Delaware	March 31, 2018	$3,667,478
Healthcare Fund

Delaware Small Cap	March 31, 2018	$0
Growth Fund

Delaware Smid Cap	March 31, 2018	$6,917,779
Growth Fund

EXHIBIT C

NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF May 1, 2019

Fund	Class	Shares Outstanding
Delaware Healthcare Fund	A	12,923,448.846
	C	4,949,283.976
	I	22,849,944.239
	R	282,688.151
Delaware Small Cap Growth Fund	A	220,730.860
	C	51,512.807
	I	775,906.394
	R	153,526.495
Delaware Smid Cap Growth Fund	A	37,651,422.514
	C	5,619,940.542
	I	18,111,366.860
	R	631,643.240
	R6	384,065.602

EXHIBIT D

As of April 30, 2019, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Funds.

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE SMID CAP GROWTH FUND CLASS A	A	NATIONAL FINANCIAL	2,914,878.376	7.74%
		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL
		FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

DELAWARE SMID CAP GROWTH FUND CLASS A	A	MLPF&S FOR THE SOLE	2,487,495.666	6.60%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE SMID CAP GROWTH FUND CLASS A	A	WELLS FARGO CLEARING	2,280,027.067	6.05%
		SVCS LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DELAWARE SMID CAP GROWTH FUND CLASS C	C	MORGAN STANLEY SMITH	799,573.885	14.17%
		BARNEY LLC
		FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1901

DELAWARE SMID CAP GROWTH FUND CLASS C	C	NATIONAL FINANCIAL	509,261.550	9.02%
		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL
		FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE SMID CAP GROWTH FUND CLASS C	C	MLPF&S FOR THE SOLE	661,646.408	11.72%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE SMID CAP GROWTH FUND CLASS C	C	WELLS FARGO CLEARING	1,132,092.670	20.06%
		SVCS LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DELAWARE SMID CAP GROWTH FUND CLASS C	C	AMERICAN ENTERPRISE	374,063.108	6.63%
		INVESTMENT SERVICES
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405

DELAWARE SMID CAP GROWTH FUND CLASS C	C	RAYMOND JAMES	410,169.266	7.27%
		OMNIBUS FOR
		MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713

DELAWARE SMID CAP GROWTH FUND CLASS C	C	CHARLES SCHWAB & CO INC	550,140.124	9.75%
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105

DELAWARE SMID CAP GROWTH FUND CLASS I	I	MORGAN STANLEY SMITH	3,457,558.177	19.03%
		BARNEY LLC
		FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1901

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE SMID CAP GROWTH FUND CLASS I	I	NATIONAL FINANCIAL	1,283,251.622	7.06%
		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL
		FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

DELAWARE SMID CAP GROWTH FUND CLASS I	I	MLPF&S FOR THE SOLE	2,120,562.126	11.67%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE SMID CAP GROWTH FUND CLASS I	I	PERSHING LLC	2,087,245.897	11.49%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

DELAWARE SMID CAP GROWTH FUND CLASS I	I	LPL FINANCIAL	976,436.502	5.37%
		OMNIBUS CUSTOMER
		ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121

DELAWARE SMID CAP GROWTH FUND CLASS I	I	AMERICAN ENTERPRISE	1,172,856.147	6.46%
		INVESTMENT SERVICES
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405

DELAWARE SMID CAP GROWTH FUND CLASS I	I	UBS WM USA	953,629.457	5.25%
		SPEC CDY A/C EXL BEN
		CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086

DELAWARE SMID CAP GROWTH FUND CLASS R	R	MLPF&S FOR THE SOLE	237,048.076	37.56%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE SMID CAP GROWTH FUND CLASS R	R	ASCENSUS TRUST COMPANY	50,342.144	7.98%
		FBO SCHUYLKILL
		TOWNSHIP 1
		P.O. BOX 10758
		FARGO ND 58106

DELAWARE SMID CAP GROWTH FUND CLASS R6	6	MLPF&S FOR THE SOLE	21,249.917	5.50%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE SMID CAP GROWTH FUND CLASS R6	6	JP MORGAN SECURITIES LLC	20,127.912	5.21%
		OMNIBUS ACCOUNT FOR
		THE EXCLUSIVE BENEFIT
		OF CUSTOMERS
		4 CHASE
		METROTECH CENTER
		MUTUAL FUND
		DEPARTMENT FL3
		BROOKLYN NY 11245

DELAWARE SMID CAP GROWTH FUND CLASS R6	6	BOND STREET	58,512.613	15.14%
		CUSTODIANS LTD
		ACF MACQUARIE
		GROUP SERVICES
		AUSTRALIA PTY LTD -
		MANAGED FUNDS TEAM
		GPO BOX 4235
		SYDNEY NSW
		2001 AUSTRALIA

DELAWARE SMID CAP GROWTH FUND CLASS R6	6	GREAT-WEST TRUST FBO	40,920.421	10.59%
		RTC TTEE
		FBO CERTAIN
		RETIREMENT PLANS
		8515 E ORCHARD ROAD 2T2
		GREENWOOD VILLAGE
		CO 80111

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE SMID CAP GROWTH FUND CLASS R6	6	DCGT AS TTEE	121,888.583	31.55%
		CUST FBO PLIC VARIOUS
		RETIREMENT
		PLANS OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392

DELAWARE HEALTHCARE FUND CLASS A	A	NATIONAL FINANCIAL	909,405.821	7.04%
		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL
		FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

DELAWARE HEALTHCARE FUND CLASS A	A	MLPF&S FOR THE SOLE	684,622.561	5.30%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE HEALTHCARE FUND CLASS A	A	PERSHING LLC	727,356.563	5.63%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

DELAWARE HEALTHCARE FUND CLASS A	A	WELLS FARGO CLEARING	776,735.130	6.02%
		SVCS LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DELAWARE HEALTHCARE FUND CLASS A	A	AMERICAN ENTERPRISE	746,410.699	5.78%
		INVESTMENT SERVICES
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE HEALTHCARE FUND CLASS A	A	CHARLES SCHWAB & CO INC	672,938.873	5.21%
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105

DELAWARE HEALTHCARE FUND CLASS A	A	CHARLES SCHWAB & CO INC	2,460,488.298	19.06%
		SPEC CUSTODY ACCT FOR
		THE EXCL BNFT OF CUSTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO
		CA 94105-1905

DELAWARE HEALTHCARE FUND CLASS A	A	LIU-ER CHEN &	1,747,389.266	13.53%
		DAWN DING JT WROS
		BROOKLINE MA 02445

DELAWARE HEALTHCARE FUND CLASS C	C	MORGAN STANLEY SMITH	696,084.362	14.06%
		BARNEY LLC
		FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1901

DELAWARE HEALTHCARE FUND CLASS C	C	NATIONAL FINANCIAL	300,555.026	6.07%
		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL
		FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

DELAWARE HEALTHCARE FUND CLASS C	C	MLPF&S FOR THE SOLE	507,500.851	10.25%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE HEALTHCARE FUND CLASS C	C	PERSHING LLC	284,915.786	5.76%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE HEALTHCARE FUND CLASS C	C	WELLS FARGO	1,166,120.060	23.56%
		CLEARING SVCS LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DELAWARE HEALTHCARE FUND CLASS C	C	AMERICAN ENTERPRISE	426,659.323	8.62%
		INVESTMENT SERVICES
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405

DELAWARE HEALTHCARE FUND CLASS C	C	UBS WM USA	382,710.291	7.73%
		SPEC CDY A/C EXL BEN
		CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086

DELAWARE HEALTHCARE FUND CLASS C	C	CHARLES SCHWAB & CO INC	459,813.179	9.29%
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105

DELAWARE HEALTHCARE FUND CLASS I	I	MORGAN STANLEY SMITH	1,957,855.614	8.55%
		BARNEY LLC
		FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004-1901

DELAWARE HEALTHCARE FUND CLASS I	I	NATIONAL FINANCIAL	1,548,189.561	6.76%
		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL
		FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE HEALTHCARE FUND CLASS I	I	MLPF&S FOR THE SOLE	2,314,965.180	10.11%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE HEALTHCARE FUND CLASS I	I	PERSHING LLC	2,168,053.424	9.47%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

DELAWARE HEALTHCARE FUND CLASS I	I	LPL FINANCIAL	2,217,214.177	9.68%
		OMNIBUS CUSTOMER
		ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121

DELAWARE HEALTHCARE FUND CLASS I	I	WELLS FARGO CLEARING	2,013,794.525	8.79%
		SVCS LLC
		SPECIAL CUSTODY ACCT
		FOR THE EXCLUSIVE
		BENEFIT OF CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523

DELAWARE HEALTHCARE FUND CLASS I	I	AMERICAN ENTERPRISE	4,160,774.058	18.17%
		INVESTMENT SVC
		707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405

DELAWARE HEALTHCARE FUND CLASS I	I	UBS WM USA	1,217,849.967	5.32%
		SPEC CDY A/C EXL BEN
		CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086

DELAWARE HEALTHCARE FUND CLASS I	I	RAYMOND JAMES	1,810,286.318	7.90%
		OMNIBUS FOR
		MUTUAL FUNDS
		ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE HEALTHCARE FUND CLASS R	R	MLPF&S FOR THE SOLE	70,950.432	25.07%
		BENEFIT OF ITS CUSTOMERS
		ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE
		FL 32246-6484

DELAWARE HEALTHCARE FUND CLASS R	R	STATE STREET BANK AND	45,948.888	16.24%
		TRUST TTEE
		CUST FBO ADP
		ACCESS PRODUCT
		1 LINCOLN ST
		BOSTON MA 02111

DELAWARE SMALL CAP GROWTH FUND A	A	BRUCE A GREEN &	12,843.946	5.81%
		LYNN H GREEN JT WROS
		FRANKLIN TN 37064

DELAWARE SMALL CAP GROWTH FUND A	A	NATIONAL FINANCIAL	54,817.317	24.78%
		SERVICES LLC
		FBO OUR CUSTOMERS
		ATTN MUTUAL
		FUNDS DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310

DELAWARE SMALL CAP GROWTH FUND A	A	PERSHING LLC	31,936.489	14.44%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

DELAWARE SMALL CAP GROWTH FUND A	A	LPL FINANCIAL	20,930.362	9.46%
		OMNIBUS CUSTOMER
		ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121

DELAWARE SMALL CAP GROWTH FUND A	A	CHARLES SCHWAB & CO INC	11,845.532	5.36%
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105

		Registration	Total Share	Percentage
Fund Name	Class	Address Block	Balance	of Fund
DELAWARE SMALL CAP GROWTH FUND A	A	BNYM I S TRUST CO	13,215.859	5.97%
		CUST SAR SEP IRA
		PURSER OIL COMPANY
		FBO GEORGE M THORNTON
		C/O PURSER OIL
		CHARLOTTE NC 28227

DELAWARE SMALL CAP GROWTH FUND C	C	PERSHING LLC	28,344.434	55.02%
		1 PERSHING PLAZA
		JERSEY CITY NJ 07399-0002

DELAWARE SMALL CAP GROWTH FUND C	C	LPL FINANCIAL	12,862.292	24.97%
		OMNIBUS
		CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121

DELAWARE SMALL CAP GROWTH FUND I	I	MACQUARIE INVESTMENT	575,754.359	74.20%
		MANAGEMENT GLOBAL
		PTY LIMITED
		50 MARTIN PLACE LEVEL 6
		SYDNEY NEW SOUTH
		WALES 2000
		AUSTRALIA

DELAWARE SMALL CAP GROWTH FUND I	I	LPL FINANCIAL	156,707.558	20.20%
		OMNIBUS
		CUSTOMER ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121

DELAWARE SMALL CAP GROWTH FUND R	R	ASCENSUS TRUST COMPANY	151,071.774	99.42%
		FBO MACK
		CAMERA SERVICES
		PO BOX 10758
		FARGO ND 58106

DELAWARE GROUP® EQUITY FUNDS IV

DELAWARE HEALTHCARE FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Healthcare Fund (the “Fund”), a series of Delaware Group® Equity Funds IV (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about May 30, 2019 to shareholders of record of the Fund as of May 1, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about May 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

LTR-573IS [--] PDF	PO22259

DELAWARE GROUP® EQUITY FUNDS IV

DELAWARE SMALL CAP GROWTH FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Small Cap Growth Fund (the “Fund”), a series of Delaware Group® Equity Funds IV (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about May 30, 2019 to shareholders of record of the Fund as of May 1, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about May 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

LTR-241IS [--] 5/19	PO22258

DELAWARE GROUP® EQUITY FUNDS IV

DELAWARE SMID CAP GROWTH FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Smid Cap Growth Fund (the “Fund”), a series of Delaware Group® Equity Funds IV (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMGL and MFMHKL and their businesses, information about the sub-advisory agreements with MIMGL and MFMHKL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMGL and MFMHKL as sub-advisors, are included in the Joint Information Statement. MIMGL and MFMHKL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about May 30, 2019 to shareholders of record of the Fund as of May 1, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about May 30, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

LTR-016IS [--] 5/19	PO22216